Exhibit 99.1

 FOR IMMEDIATE RELEASE

OPAL Fuels Announces Closing of $105 Million
Senior Secured Term Loan

WHITE PLAINS, N.Y. – (August 8, 2022) – OPAL Fuels Inc. (Nasdaq: OPAL), a vertically integrated producer and distributor of renewable natural gas (RNG), today announced the closing of a five-year, $105 million senior secured debt facility. The facility provides construction financing for designated OPAL Fuels projects upon achieving certain milestones. The lending syndicate is comprised of Investec, Bank of Montreal, and Comerica Bank.

“The closing of our senior secured debt facility today, combined with the $215.8 million generated from the recent completion of our business combination with ArcLight Clean Transition Corp. II, will facilitate execution of our growth plan,” said Adam Comora, Co-CEO of OPAL Fuels. “We believe these transactions are a testament to the strength of our vertically integrated RNG platform and continued awareness of the pivotal role that RNG plays in decarbonizing the heavy-duty transportation industry now.”

About OPAL Fuels Inc.
OPAL Fuels Inc. (Nasdaq: OPAL), is a leading vertically integrated renewable fuels platform involved in the production and distribution of renewable natural gas (RNG) for the heavy-duty truck market. RNG is a proven low-carbon fuel that is rapidly decarbonizing the transportation industry now while also significantly reducing costs for fleet owners. OPAL Fuels captures harmful methane emissions at the source and recycles the trapped energy into a commercially viable, lower-cost alternative to diesel fuel. OPAL Fuels also develops, constructs, and services RNG and hydrogen fueling stations. As a producer and distributor of carbon-reducing fuel for heavy-duty truck fleets for more than a decade, the company delivers best-in-class, complete renewable solutions to customers and production partners. To learn more about OPAL Fuels and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the transportation industry, please visit www.opalfuels.com and follow the company on LinkedIn and Twitter at @OPALFuels.
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Exhibit 99.1
Forward-Looking Statements
Certain statements in this communication may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or OPAL Fuels’ future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OPAL Fuels and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the proxy statement/prospectus filed on June 27, 2022 in connection with our Registration Statement on Form S-4 and other filings with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. OPAL Fuels expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in OPAL Fuels’ expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Exhibit 99.1
Contact information

OPAL Fuels

Media
Jason Stewart
Senior Director Public Relations & Marketing
914-421-5336
jstewart@opalfuels.com

ICR, Inc.
OPALFuelsPR@icrinc.com

Investors
Todd Firestone
Vice President Investor Relations & Corporate Development
914-705-4001
investors@opalfuels.com

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